UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2016

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that BioTime may make with the SEC.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 3 – Securities and Trading Markets

Item 3.03 – Material Modifications to Rights of Security Holders

On January 10, 2016, pursuant to Section 6.1(c) of the Warrant Agreement dated as of October 1, 2013, as amended September 19, 2014, between BioTime and American Stock Transfer & Trust Company LLC as Warrant Agent (the “Warrant Agreement”) governing the BioTime Common Share Purchase Warrants Expiring October 1, 2018 (the “Warrants”), the Board of Directors of BioTime adjusted the number of BioTime common shares (“Warrant Shares”) that may be purchased upon the exercise of each Warrant, and the purchase price payable for each Warrant Share (the “Warrant Price”), as a result of BioTime’s distribution of 4,744,707 shares of common stock, no par value, of BioTime’s subsidiary OncoCyte Corporation (“OncoCyte”) to BioTime shareholders on December 31, 2015 (the “Distribution”).

The adjusted number of Warrant Shares that may be purchased through exercise of each Warrant shall be 1.1 Warrant Share.  The adjusted Warrant Price shall be $4.55 per Warrant Share.

The foregoing adjusted number of Warrant Shares was determined by dividing (A) $3.5738, the volume weighted average of the daily closing prices of BioTime common shares as reported by the NYSE MKT for the 20 consecutive trading days ending December 30, 2015, one trading day prior to the date of the Distribution, by (B) $3.3613, which is the price described in (A) less $0.2125, the then fair value, as determined by the Board of Directors of BioTime, of the fraction of a share of OncoCyte common stock distributed with respect to one BioTime common share in the Distribution, and rounding the result to the nearest tenth of a share.

The foregoing adjusted Warrant Price was determined by multiplying $5.00, the Warrant Price immediately prior to the adjustment, by a fraction of which the numerator was one (the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to the adjustment), and the denominator of which was 1.1 (the number of Warrant Shares purchasable immediately after the adjustment), and rounding the result to the nearest whole cent.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
99.1	Notice to Warrant Holders dated January 12, 2016
99.2	Press release dated January 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date:	January 12, 2016	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer